UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2023

TLG Acquisition One Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive, Suite 520 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 945-8340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third redeemable warrant	TLGA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TLGA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Third Amendment to Merger Agreement

As previously disclosed, on November 13, 2022, TLG Acquisition One Corp. (the “Company” or “TLG”) and Eagle Merger Corp., a Delaware corporation and wholly-owned subsidiary of TLG, entered into a Merger Agreement (as amended by that First Amendment to Merger Agreement, dated December 23, 2022, and that Second Amendment to Merger Agreement, dated March 22, 2023, and as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”) with Electriq Power, Inc., a Delaware corporation (“Electriq”). We refer to TLG after the consummation of the transactions contemplated by the Merger Agreement (the “Business Combination”) as “New Electriq.” Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

On June 8, 2023, each of the parties to the Merger Agreement entered into a Third Amendment to Merger Agreement (the “Third Merger Agreement Amendment”), pursuant to which the parties agreed, among other things:

•

that Electriq equityholders will receive aggregate merger consideration consisting of 27,500,000 shares of TLG’s common stock, par value $0.0001 per share (“TLG common stock” or “New Electriq common stock”), at an assumed value of $10.00 per share, plus (i) 3,391,250 additional shares of TLG common stock, being equal to the quotient obtained by dividing (x) the amount of equity raised by Electriq in any equity, debt or similar investments obtained by Electriq prior to closing of the Business Combination (the “Closing”) in connection with a private capital raise, by (y) $8.00 and (ii) 1,356,500 shares of TLG’s Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share (“TLG preferred stock” and, together with TLG common stock, “TLG capital stock”), being equal to the number of shares of Electriq’s Series B Cumulative Redeemable Preferred Stock, par value $0.0001 per share (the “Electriq cumulative preferred stock”), outstanding immediately prior to the closing of the Business Combination multiplied by the Exchange Ratio (as defined in the Merger Agreement); and

•	to extend the termination date to July 31, 2023.

A copy of the Third Merger Agreement Amendment is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Third Merger Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Third Merger Agreement Amendment.

Second Amendment to First Lock-Up Agreement

As previously disclosed, on November 13, 2022, certain security holders of Electriq (the “Electriq Holders”) entered into agreements with Electriq and TLG (each, as amended by a Lock-up Amendment, dated March 22, 2023, and as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, a “First Lock-up Agreement”). On June 8, 2023, Mr. Lawrie and the parties to each of the First Lock-up Agreements entered into a Second Amendment to each of the First Lock-up Agreement (the “Second Amendment to First Lock-up Agreement”). Pursuant to the First Lock-up Agreements (as amended by the Second Amendment to First Lock-up Agreements), the Electriq Holders agreed, among other things, that their shares of TLG capital stock received as merger consideration (excluding approximately 5% of the TLG common stock received by such stockholder in connection with the Business Combination but including (a) shares of TLG common stock into which Mr. Lawrie’s two secured convertible promissory notes issued by Electriq in the aggregate amount of $8.5 million will be converted and (b) shares of TLG common stock received by a holder in connection with any subscription for shares of TLG common stock made in connection with the Business Combination) (such shares, the “First Restricted Securities”) may not be transferred until the earlier to occur of (i) one year following Closing and (ii) the date after the Closing on which TLG completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of TLG stockholders having the right to exchange their equity holdings in TLG for cash, securities or other property (such period, the “First Lock-Up Period”). Notwithstanding the foregoing, if, after the Closing, (i) the volume weighted average price of New Electriq common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 consecutive trading day period, 10% of the First

Restricted Securities of those Electriq stockholders is released from the First Lock-Up Period and (ii) the volume weighted average price of New Electriq common stock equals or exceeds $15.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 consecutive trading day period, an additional 10% of the First Restricted Securities of each of those Electriq stockholders will be released from the First Lock-Up Period.

A copy of the form of Second Amendment to First Lock-up Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Second Amendment to First Lock-up Agreement is not complete and is qualified in its entirety by reference to the full text of the Second Amendment to First Lock-up Agreement.

Second Lock-Up Agreement

On June 8, 2023, certain Electriq stockholders and noteholders entered into agreements with Electriq and TLG (each, as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, a “Second Lock-up Agreement”), pursuant to which certain Electriq stockholders and noteholders agreed, among other things, that their shares of TLG capital stock (such shares, the “Second Restricted Securities”) received (a) in exchange for their shares of Electriq capital stock pursuant to the Private Capital Raise (as defined therein) or (b) if such holders invest at the Closing but only to the extent that such holders receive such shares in connection with such investment may not be transferred until the earlier to occur of (i) nine (9) month anniversary of the Closing and (ii) the date after the Closing on which TLG completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of TLG stockholders having the right to exchange their equity holdings in TLG for cash, securities or other property (such period, the “Second Lock-up Period”); provided that 25% of the Second Restricted Securities shall be released from the Second Lock-up Period at the three (3) month anniversary of the Closing.

A copy of the form of Second Lock-up Agreement is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Second Lock-up Agreement is not complete and is qualified in its entirety by reference to the full text of the Second Lock-up Agreement.

First Amendment to Sponsor Agreement

As previously disclosed, on November 13, 2022, TLG entered into the Sponsor Agreement with Electriq, TLG Acquisition Founder LLC (the “Sponsor”), an affiliate of Sponsor and TLG’s directors (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Sponsor Agreement”). On June 8, 2023, TLG entered into the First Amendment to Sponsor Agreement with Electriq, Sponsor, an affiliate of Sponsor and TLG’s directors (the “First Amendment to Sponsor Agreement”). Pursuant to the Sponsor Agreement (as amended by the First Amendment to Sponsor Agreement), Sponsor and the holders of TLG’s Class F common stock, par value $0.0001 per share (“Class F common stock”) have agreed to waive certain of their anti-dilution and conversion rights with respect to their shares of Class F common stock. Sponsor also agreed to subject its shares of Class F common stock to certain transfer restrictions as follows: with respect to all of Sponsor’s 1,090,217 shares of Class F common stock that will not be relinquished by Sponsor at or prior to the Closing (the “Retained Sponsor Shares”), Sponsor will not transfer such shares until the earliest to occur of (x) the one-year anniversary of the Closing or (y) the date after the Closing on which TLG completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of TLG stockholders having the right to exchange their equity holdings in New Electriq for cash, securities or other property; provided that (i) 10% of the Retained Sponsor Shares will be released at such time as the closing volume weighted average price of a share of the TLG common stock equals or exceeds $12.50 for any 20 trading days within any 30-day trading period and (ii) an additional 10% of the Retained Sponsor Shares will be released at such time as the closing volume weighted average price of a share of the TLG common stock equals or exceeds $15.00 for any 20 trading days within any 30-day trading period. Pursuant to the Sponsor Agreement, Sponsor relinquished 5,000,000 shares of Class F common stock in connection with the extension and such shares have been cancelled and has agreed to relinquish and cancel, for no consideration, 3,270,652 shares of Class F common stock and 4,666,667 private placement warrants issued to Sponsor in connection with TLG’s initial public offering at the Closing. Sponsor has also agreed to convert approximately $9.8 million of working capital loans into approximately 830,300 shares of TLG common stock, 415,150 shares of TLG preferred stock and 1,000,000 private placement warrants pursuant to the Sponsor Agreement.

The First Amendment to Sponsor Agreement is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the First Amendment to Sponsor Agreement is not complete and is qualified in its entirety by reference to the full text of the First Amendment to Sponsor Agreement.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, New Electriq, the Sponsor, certain of its affiliates, RBC and certain former stockholders of Electriq will enter into an amended and restated registration rights agreement (as amended by the Third Merger Agreement Amendment, the “Registration Rights Agreement”), pursuant to which, among other things, New Electriq will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Electriq common stock that are held by, or issuable pursuant to other securities held by, the parties thereto from time to time.

A copy of the form of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the form of the Registration Rights Agreement filed herewith.

Pre-Closing Financings and Loan Conversion

On June 8, 2023: (i) Mr. Lawrie entered into subscription agreements with Electriq to purchase shares of Electriq common stock for $10.0 million (the “Lawrie Electriq Investment”); (ii) an affiliate of an existing Electriq stockholder (the “Additional Investor”) entered into a subscription agreement with Electriq to purchase shares of Electriq common stock for $4.5 million (the “Additional Investor Electriq Investment”); (iii) funds managed by GBIF Management Ltd. and another Electriq stockholder entered into a subscription agreement with Electriq to purchase shares of Electriq common stock for $2.5 million (the “Other Pre-Closing Electriq Investment”); and (iv) certain noteholders of Electriq entered into subscription agreements with Electriq to convert approximately $10.1 million of Electriq notes, including accrued interest, to shares of Electriq common stock plus additional shares of Electriq common stock and Electriq cumulative preferred stock as an incentive (the “Pre-Closing Loan Conversion” and, together with the Lawrie Electriq Investment, the Additional Investor Electriq Investment and the Other Pre-Closing Electriq Investment, the “Pre-Closing Financings”). In connection with the Lawrie Electriq Investment, the Other Pre-Closing Electriq Investment, the Additional Investor Electriq Investment and the Pre-Closing Loan Conversion, the investors also will receive an incentive of shares of a new series of Electriq cumulative preferred stock. The shares of Electriq cumulative preferred stock are pari passu with the existing Electriq pre-2023 preferred stock, have a 15% cumulative dividend, payable in kind in shares of Electriq preferred stock, and are subject to mandatory redemption after three years, in cash or shares of Electriq common stock, at the election of the investor. If the holder of Electriq preferred stock elects to receive Electriq common stock upon such mandatory redemption, for each share of Electriq cumulative preferred stock the investor will receive a number of shares of Electriq common stock based upon the accrued value of a share of Electriq cumulative preferred stock divided by the fair market value of a share of Electriq common stock, subject to a maximum of 10 shares.

At the execution of the subscription agreements, $2.5 million of each of the Lawrie Electriq Investment and the Other Pre-Closing Electriq Investment was funded. The funding of (i) the next $3.0 million of the Lawrie Electriq Investment is required after receipt of SEC comments on Amendment No. 3 to the Registration Statement on Form S-4 (the “Form S-4”), in which a joint proxy statement/consent solicitation statement/prospectus (the “Proxy Statement/Prospectus”) relating to the Business Combination was included, subject to Mr. Lawrie’s sole discretion, and (ii) the remaining $4.5 million of the Lawrie Electriq Investment is required after the SEC declares the Form S-4 effective, subject to Mr. Lawrie’s sole discretion. The funding of (i) the first $3.0 million of the Additional Investor Electriq Investment is required after receipt of SEC comments on Amendment No. 3 to the Form S-4, subject to the Additional Investor’s sole discretion, and (ii) the remaining $1.5 million of the Additional Investor Electriq Investment is required after the SEC declares the Form S-4 effective, subject to the Additional Investor’s sole discretion. The Pre-Closing Loan Conversion closed on June 8, 2023.

Copies of the agreements related to the Pre-Closing Financings are included as Exhibits 10.5, 10.6, 10.7, 10.11, 10.12, 10.13, 10.14 and 10.15, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the agreements related to the Pre-Closing Financings are not complete and are qualified in their entirety by reference to the full text of the agreements related to the Pre-Closing Financings.

Closing Financings and Working Capital Loan Conversion

On June 8, 2023, (i) Mr. Lawrie entered into a subscription agreement with TLG to purchase 500,000 shares of TLG common stock for $5.0 million (the “Initial Lawrie TLG Investment”) and to purchase up to an additional 300,000 shares of TLG common stock for $3.0 million (the “Post-Closing Lawrie Investment”); and (ii) the Sponsor entered into an agreement with TLG to convert approximately $9.8 million of the working capital loans into 830,300 shares of TLG common stock, 415,150 shares of TLG preferred stock and 1,000,000 private placement warrants (the “Working Capital Loan Conversion”). In addition, upon Closing, another investor to be identified by Electriq will invest $1.5 million in TLG common stock (the “Other Closing TLG Investment” and, together with the Initial Lawrie TLG Investment, the “Closing Financings”). The funding of each of the Initial Lawrie TLG Investment, the Working Capital Loan Conversion and the Post-Closing Lawrie Investment is subject to the Closing. The Post-Closing Lawrie Investment is only required to be funded 90 days after Closing to the extent the total funded in the Pre-Closing Financings, the Closing Financings, plus any amounts remaining in the trust account at Closing and any additional amounts raised by TLG from any other sources is less than $28.0 million in the aggregate. In connection with the Initial Lawrie TLG Investment, the Other Closing TLG Investment, the Working Capital Loan Conversion and Post-Closing Lawrie Investment, the investors also will receive an incentive of 250,000 shares, 75,000 shares, 415,150 shares and up to 150,000 shares, respectively, of TLG preferred stock. The shares of TLG preferred stock will have a 15% cumulative dividend, payable in kind in shares of TLG preferred stock, and will be subject to mandatory redemption after three years, in cash or shares of TLG common stock, at the election of the investor. If the holder of TLG preferred stock elects to receive TLG common stock upon such mandatory redemption, for each share of TLG preferred stock, the investor will receive up to ten shares of TLG common stock based upon the accrued value of a share of TLG preferred stock divided by the market value of a share of TLG common stock.

Copies of the agreements related to the Closing Financings are included as Exhibits 10.8, 10.9 and 10.10 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the agreements related to the Closing Financings are not complete and are qualified in their entirety by reference to the full text of the agreements related to the Closing Financings.

Item 7.01.	Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 hereto and incorporated by reference herein is the investor presentation dated June 2023 (the “Investor Presentation”), which will be used by TLG Acquisition One Corp. from time to time with respect to Business Combination involving TLG and Electriq. The information contained in the Investor Presentation is illustrative summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements that the Company may make by press release or otherwise from time to time.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This communication relates to the proposed Business Combination involving TLG and Electriq. This communication may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to TLG’s stockholders for their consideration. The information in the Form S-4 is not complete and may be changed. TLG also intends to file other relevant documents with the SEC regarding the proposed Business Combination. After the Form S-4 is declared effective by the SEC, the definitive Proxy Statement/Prospectus will be mailed to TLG’s stockholders in connection with TLG’s solicitation of proxies for the vote of TLG’s stockholders in connection with the proposed Business Combination and other matters as described in such Proxy Statement/Prospectus, and will serve as the prospectus relating to the offer of the securities to be issued to Electriq’s stockholders in connection with the completion of the proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, INVESTORS AND STOCKHOLDERS OF TLG AND INVESTORS AND STOCKHOLDERS OF ELECTRIQ AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

The Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by TLG with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from TLG at https://tlgacquisitions.com/investor-relations/default.aspx or by directing a written request to TLG at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

TLG, Electriq and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Business Combination. Information regarding TLG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 20, 2023 (the “Annual Report”). To the extent that holdings of TLG’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Form S-4, the Proxy Statement/Prospectus and other relevant materials relating to the proposed Business Combination to be filed with the SEC when they become available. Stockholders and other investors should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Third Amendment to Merger Agreement, dated as of June 8, 2023, by and among TLG Acquisition One Corp., Eagle Merger Corp. and Electriq Power, Inc (incorporated by reference to Exhibit 2.4 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.1	Form of Second Amendment to First Lock-up Agreement (incorporated by reference to Exhibit 10.17 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.2	Form of Second Lock-up Agreement (incorporated by reference to Exhibit 10.18 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.3	First Amendment to Sponsor Agreement, dated as of June 8, 2023, by and among TLG Acquisition One Corp., TLG Acquisition Founder LLC, Electriq Power, Inc. and the other parties thereto (incorporated by reference to Exhibit 10.11 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.4	Form of Registration Rights Agreement, by and among New Electriq, Sponsor and certain of its affiliates, RBC and certain former stockholders of Electriq (incorporated by reference to Exhibit 10.13 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.5	Securities Purchase Agreement, dated as of June 8, 2023, by and between Electriq Power, Inc. and John Michael Lawrie (incorporated by reference to Exhibit 10.22 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.6	Securities Purchase Agreement, dated as of June 8, 2023, by and between Electriq Power, Inc. and O’Shanter Development Company Limited (incorporated by reference to Exhibit 10.23 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.7	Form of Securities Purchase Agreement, dated as of June 8, 2023, by and between Electriq Power, Inc. and certain investors (incorporated by reference to Exhibit 10.24 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.8	Form of Securities Purchase Agreement, dated as of June 8, 2023, by and between TLG Acquisition One Corp. and certain investors (incorporated by reference to Exhibit 10.25 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.9	Securities Purchase Agreement, dated as of June 8, 2023, by and between TLG Acquisition One Corp. and John Michael Lawrie (incorporated by reference to Exhibit 10.26 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.10	Electriq Power, Inc. Notes Conversion Agreement, dated as of June 8, 2023, by and between Electriq Power, Inc., TLG Acquisition One Corp. and John Michael Lawrie (incorporated by reference to Exhibit 10.27 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.11	Form of Notes Conversion Agreement, dated as of June 8, 2023 (incorporated by reference to Exhibit 10.28 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.12	Securities Purchase Agreement, dated as of June 8, 2023, by and between Electriq Power, Inc. and John Michael Lawrie (incorporated by reference to Exhibit 10.29 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.13	Securities Purchase Agreement, dated as of June 8, 2023, by and between Electriq Power, Inc. and Jonathan Krehm (incorporated by reference to Exhibit 10.30 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.14	Securities Purchase Agreement, dated as of June 8, 2023, by and between Electriq Power, Inc. and O’Shanter Development Company Ltd. (incorporated by reference to Exhibit 10.31 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

10.15	Securities Purchase Agreement, dated as of June 8, 2023, by and between Electriq Power, Inc. and 1961823 Ontario Inc. (incorporated by reference to Exhibit 10.32 to the Registrant’s Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-268349) filed with the SEC on June 8, 2023).

99.1	Investor Presentation dated June 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLG ACQUISITION ONE CORP.

Dated: June 14, 2023

	By:	/s/ John Michael Lawrie
	Name:	John Michael Lawrie
	Title:	Chief Executive Officer